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                                                                   EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENTS

We consent to incorporation by reference in the Registration Statements (Nos. 333-6-64241, 333-65649, 33-34567, 33-48689, 33-58488, 33-64564 and 333-65649)
on Form S-3, the Registration Statement 333-65173 on Form S-4 and the Registration Statements (Nos. 33-44255, 33-38761, 33-31802, 2-97322, 2-71704,
33-59316, 33-59318, 33-59322, 33-59324, 33-59326, 33-59328, 33-53695, 33-
57911, 33-59349, 33-65149, 33-25449, 333-42077, 333-46487 and 333-46491) on
Form S-8 of Sprint Corporation of our report dated February 3, 1998 on the consolidated financial statements of Sprint Spectrum Holding Company, L.P. and subsidiaries (which expresses an unqualified opinion and includes an explanatory paragraph referring to the emergence from the development stage) for each of the three years in the period ended December 31, 1997 appearing in the consolidated financial statements of Sprint Corporation included in Form 8-K of Sprint Corporation.

We consent to incorporation by reference in the Registration Statements (Nos. 333-6-64241, 333-65649, 33-34567, 33-48689, 33-58488, 33-64564 and 333-65649)
on Form S-3, the Registration Statement 333-65173 on Form S-4 and the Registration Statements (Nos. 33-44255, 33-38761, 33-31802, 2-97322, 2-71704,
33-59316, 33-59318, 33-59322, 33-59324, 33-59326, 33-59328, 33-53695, 33-
57911, 33-59349, 33-65149, 33-25449, 333-42077, 333-46487 and 333-46491) on
Form S-8 of Sprint Corporation of our report dated May 26, 1998 (August 6, 1998 as to Note 4) on the combined financial statements of Sprint Spectrum Holding Company, L.P. and subsidiaries, MinorCo, L.P. and subsidiaries, PhillieCo Partners I, L.P. and subsidiaries and PhillieCo Partners II, L.P. and subsidiaries (which expresses an unqualified opinion and includes an explanatory paragraph referring to the emergence from the development stage) for each of the three years in the period ended December 31, 1997 appearing in Form 8-K of Sprint Corporation. We also consent to the reference to us under the heading "Selected Financial Data" on page II-35 of Form 8-K.

Deloitte & Touche LLP
Kansas City, Missouri
November 2, 1998